[PHOTO]

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Semiannual Report January 31, 1997



"We want
investment
income
that won't add
to our taxes."


[OPPENHEIMERFUNDS LOGO]

THIS FUND IS FOR PENNSYLVANIA RESIDENTS WHO NEED A SOURCE OF INCOME THAT'S EXEMPT FROM CURRENT TAXES.


                                     YIELD

                              STANDARDIZED YIELDS

For the 30 Days Ended 1/31/97:(4)

Class A


  4.71%


Class B


  4.18%


Class C

  4.05%





HOW YOUR FUND IS MANAGED

Oppenheimer Pennsylvania Municipal Fund invests in a diversified portfolio of Pennsylvania municipal bonds. As a Fund shareholder, you receive income that is free from federal and Pennsylvania income taxes, and in some cases, local school district taxes.(1) Your dividends don't increase your taxable income the way taxable investments do, so you can keep more of what you earn.

PERFORMANCE

Cumulative total returns for the six months ended 1/31/97 were 4.01% for Class A shares, 3.61% for Class B shares and 3.59% for Class C shares, without deducting sales charges.(2)

        Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year periods ended 12/31/96 and since inception on 9/18/89 were (0.60)%, 5.57% and 6.67%, respectively. For Class B shares, average annual total returns for the 1-year period and since inception on 5/1/93 were (1.36)% and 3.79%, respectively. For Class C shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 8/29/95 were 2.42% and 6.75%, respectively.(3)

OUTLOOK

"We remain optimistic and, given current market conditions, believe that municipal bond investments offer a good value."

                                          Robert Patterson, Portfolio Manager
                                                            January 31, 1997

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. For more complete information, please review the prospectus carefully before you invest. As of October 10, 1996, the Fund's name was changed from "Oppenheimer Pennsylvania Tax-Exempt Fund."

1. A portion of the distributions paid by the Fund may be subject to federal and state income taxes. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax. Capital gains distributions, if any, are taxed as capital gains.

2. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

3. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different performance calculations is in the Fund's prospectus. Class B and Class C shares are subject to an annual 0.75% asset-based sales charge.

4. Standardized yield is based on net investment income calculated for the 30-day period ended 1/31/97. Falling net asset values will tend to artificially raise yields.

2      Oppenheimer Pennsylvania Municipal Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Pennsylvania
Municipal Fund


DEAR SHAREHOLDER,

It's true that the stock market of 1996 received virtually all the recognition this past year. While excitement during the second half of the year revolved around equities, the bond market was experiencing a quiet, yet solid, rebound.

     Some analysts anticipated that moderated economic growth and low inflation would help stabilize interest rates, and even lower them--all factors that would be beneficial for the bond market. During the second half of 1996, that's exactly how events unfolded. In October, when the economy was characterized by a firm dollar, low inflation and slow growth, the Federal Reserve responded by maintaining its hands-off approach to interest rates. It appeared that earlier concerns about rapid inflationary growth had been overblown, and interest rates declined soon afterward. With continued, sustainable, non-inflationary growth of around 2% to 2.5%, and no interest rate raises expected from the Federal Reserve, the economy seemed to have settled into a comfortable pattern of neither too little nor too much growth.

     Moving ahead to 1997, President Clinton has pledged to focus on balancing the federal budget during his second term. In fact, politicians from every camp are discussing their intent to reduce the budget, perhaps through a balanced budget amendment. Such a move should prove beneficial for the municipal bond market. The other good news for municipal bond investors is that President Clinton has no plans of initiating a flat tax, a proposal that would have eliminated the tax advantages of municipal bonds.

     On the other hand, investors may have experienced some volatility in the income stream from municipal bond funds. This is primarily because the availability of quality bonds paying high dividends has decreased over the past few years, making it more difficult to find value bonds. We believe that over the long term and on a tax-adjusted basis, our funds will continue to offer value with the potential for higher total return.

     When you consider the combination of these developments last year--a sustained economic growth pattern, the assurance of a balanced federal budget and the dissipated threat of a flat tax--the tax advantages of municipal bond investing become much more attractive.

     Your portfolio managers discuss the outlook for your Fund in light of these broad issues Ion the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.




/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill

February 24, 1997



3      Oppenheimer Pennsylvania Municipal Fund

Q+A

[PHOTO]

Q WHAT
AREAS ARE YOU
CURRENTLY
TARGETING?


AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED?

Our performance has been relatively strong. We attribute the Fund's success to our strategy of holding municipal bonds that offer potentially high after-tax income. As a result of our strategic positioning, Oppenheimer Pennsylvania Municipal Fund finished 12th out of 66 Pennsylvania municipal debt funds ranked by Lipper Analytical Services for the 1-year period ended 12/31/96.(1)

WHAT INVESTMENT STRATEGIES MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

We prefer essential service revenue bonds--such as water and sewer, toll roads and transportation bonds--to general obligation bonds. Revenue bonds maintain user fees that generate a revenue stream. These bonds are more in step with today's economic climate, where the policies coming out of Washington place more pressure on states and localities to produce their own revenues and services. With revenue bonds, the primary purpose is to finance an essential service such as water and sewer, and to that extent, they encounter less political pressure and have the capacity to charge fees necessary to maintain the services. Because higher-yielding bonds often have a lower rating, they require careful analysis of the risk of default.

     Also, our managing of duration, which is a measure of the portfolio's price sensitivity to changes in interest rates, was particularly helpful in a rising rate environment. While a long-duration strategy can benefit bond investors when rates decline, the opposite is typically true when rates rise. And finally, a relatively limited supply of new municipal bonds coupled with steady demand further enhanced our performance.(2)


1. Source: Lipper Analytical Services, 12/31/96. Oppenheimer Pennsylvania Municipal Fund was ranked 19th out of 23 funds in its category for the 5-year period ended 12/31/96. Oppenheimer Pennsylvania Municipal Fund is characterized by Lipper as a Pennsylvania municipal debt fund. Lipper performance is based on total return and does not take sales charges into account.

2. The Fund's portfolio is subject to change.


4      Oppenheimer Pennsylvania Municipal Fund

FACING PAGE

Top left: Robert Patterson, Portfolio
Manager, with Len Darling,
Executive VP, Director of Fixed
Income Investments

Top right: Michael Maciolek,
Securities Analyst

Bottom:  Caryn Halbrecht,
Member of Tax-Exempt Fixed
Income Investments Team

THIS PAGE

Top: Robert Patterson

Bottom:Caryn Halbrecht with
Donna Compert, Municipal
Securities Trader

A THE
FUND RECENTLY
ADDED SOME
HIGHER
EDUCATION
BONDS.

DID ANY INVESTMENTS LAG IN PERFORMANCE?

In the last six months, as interest rates have declined, defensively positioned pre-refunded bonds have not performed as well as discount and zero coupon bonds. Fortunately, we correctly anticipated the decline in interest rates and reduced our pre-refunded bond exposure. Instead, we purchased housing bonds that provided us with higher income.

WHAT AREAS ARE YOU CURRENTLY TARGETING?

We've recently added some higher education bonds that have performed well. In addition, the healthcare industry has shown growth throughout Pennsylvania and we've been able to benefit by investing in hospital bonds. And, going forward, as cities and counties improve through restructuring in Pennsylvania, we believe the Fund can benefit from these positive changes. We're also considering toll-backed transportation bonds. Lastly, for diversification, we've added some Puerto Rico highway bonds.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We continue to maintain a positive outlook. Currently, long-term interest rates are low, there doesn't appear to be any real inflation on the horizon, and we've seen steady, moderate economic growth in the United States for some time. And, even if interest rates were to fall over the near term, bonds would appreciate in value. We therefore remain optimistic and, given current market conditions, believe that municipal bond investments offer a good value.

[PHOTO]





5      Oppenheimer Pennsylvania Municipal Fund

STATEMENT OF INVESTMENTS JANUARY 31, 1997 (UNAUDITED)

                                                                             RATINGS: MOODY'S/   FACE               MARKET VALUE
                                                                             S&P'S/FITCH'S       AMOUNT             SEE NOTE 1
================================================================================================================================
MUNICIPAL BONDS AND NOTES--99.3%
--------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--90.0%
       Allegheny Cnty., PA HDAU RB, Magee Women's Hospital,
       FGIC Insured, 5.375%, 10/1/13                                         Aaa/AAA/AAA         $2,000,000         $1,969,580
       -------------------------------------------------------------------------------------------------------------------------
       Beaver Cnty., PA IDAU PC Collateral RRB,
       Toledo Edison Project, Series A, 7.75%, 5/1/20                        Ba2/BB               2,000,000          2,188,240
       -------------------------------------------------------------------------------------------------------------------------
       Beaver Cnty., PA IDAU PC RRB, Ohio Edison Project,
       Series A, FGIC Insured, 7.75%, 9/1/24                                 Aaa/AAA/AAA          1,000,000          1,093,240
       -------------------------------------------------------------------------------------------------------------------------
       Berks Cnty., PA GOB, FGIC Insured, Inverse Floater,
       8.70%, 11/10/20(1)                                                    Aaa/AAA/AAA          1,000,000          1,195,000
       -------------------------------------------------------------------------------------------------------------------------
       Blair Cnty., PA HA RB, Altoona Hospital Project,
       AMBAC Insured, Inverse Floater, 7.663%, 7/1/14(1)                      Aaa/AAA/AAA           700,000            782,544
       -------------------------------------------------------------------------------------------------------------------------
       Bucks Cnty., PA Water & Sewer Authority RB,
       Neshaminy Interceptor System, Prerefunded,
       FGIC Insured, 7.50%, 12/1/13                                          Aaa/AAA/AAA          1,500,000          1,594,290
       -------------------------------------------------------------------------------------------------------------------------
       Dauphin Cnty., PA HA RRB:
       Harrisburg Hospital Project, MBIA
       Insured, 8.25%, 7/1/14                                                Aaa/AAA              1,450,000          1,505,390
       Polyclinic Medical Center Project, MBIA
       Insured, 5.40%, 8/15/13                                               Aaa/AAA/NR           1,800,000          1,790,424
       -------------------------------------------------------------------------------------------------------------------------
       Delaware Cnty., PA Authority Health Care RB,
       Mercy Health Corp. Southeastern,
       Series B, 6%, 11/15/07                                                NR/BBB+                830,000            843,504
       -------------------------------------------------------------------------------------------------------------------------
       Delaware Cnty., PA IDAU RRB, RR Project,
       Series A, 8.10%, 12/1/13                                              Aa3/AA-              3,200,000          3,343,456
       -------------------------------------------------------------------------------------------------------------------------
       Delaware Cnty., PA University Authority RB,
       Villanova University, MBIA Insured, 6.90%, 8/1/16                     Aaa/AAA              1,000,000          1,084,300
       -------------------------------------------------------------------------------------------------------------------------
       Delaware River Joint Toll Bridge Commission RB,
       Interstate 78, Prerefunded, FGIC Insured, 7.80%, 7/1/18               Aaa/AAA/AAA          1,000,000          1,073,180
       -------------------------------------------------------------------------------------------------------------------------
       Delaware River Port Authority, Delaware River
       Bridges RRB, AMBAC Insured, 7.375%, 1/1/07                            Aaa/AAA/AAA            770,000            822,622
       -------------------------------------------------------------------------------------------------------------------------
       Erie, PA Higher Education Building Authority College RB,
       Mercyhurst College Project, Prerefunded, 7.85%, 9/15/19               NR/AAA               1,000,000          1,091,560
       -------------------------------------------------------------------------------------------------------------------------
       Langhorne Manor Boro, PA Health & HEAU RB,
       Woods Schools Project, Prerefunded, 8.75%, 11/15/14                   NR/AAA               1,000,000          1,136,420
       -------------------------------------------------------------------------------------------------------------------------
       Lehigh Cnty., PA General Purpose Authority RB,
       Lehigh Valley Hospital, Inc., Series A,
       MBIA Insured, 7%, 7/1/16                                              Aaa/AAA              1,250,000          1,467,800
       -------------------------------------------------------------------------------------------------------------------------
       Monroeville, PA HA RRB, Forbes Health System,
       6.25%, 10/1/15                                                        A3/BBB+              2,000,000          2,031,360
       -------------------------------------------------------------------------------------------------------------------------
       Northampton Cnty., PA HEAU RRB,
       Lehigh University, 7.10%, 9/1/05(2)                                   A1/A+                2,140,000          2,211,305
       -------------------------------------------------------------------------------------------------------------------------
       PA Convention Center Authority RB, Escrowed
       to Maturity, Series A, FGIC Insured, 6.70%, 9/1/16                    Aaa/AAA/AAA          1,850,000          2,129,572
       -------------------------------------------------------------------------------------------------------------------------
       PA EDFAU RR RB, Colver Project,
       Series D, 7.15%, 12/1/18                                              NR/BBB               2,000,000          2,102,920
       -------------------------------------------------------------------------------------------------------------------------
       PA EDFAU Wastewater Treatment RB,
       Sun Co., Inc.-R & M Project, Series A, 7.60%, 12/1/24                 Baa3/BBB             2,000,000          2,230,740
       -------------------------------------------------------------------------------------------------------------------------
       PA GORB, First Series, 10%, 4/15/98                                   A1/AA-/AA-           1,880,000          2,014,458
       -------------------------------------------------------------------------------------------------------------------------
       PA HEAA Student Loan RB, AMBAC Insured,
       Inverse Floater, 8.462%, 3/1/22(1)                                    Aaa/AAA/AAA          1,250,000          1,287,500


6      Oppenheimer Pennsylvania Municipal Fund

                                                                               RATINGS: MOODY'S/   FACE               MARKET VALUE
                                                                               S&P'S/FITCH'S       AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA
(CONTINUED)
       PA HEFAU College & University RB:
       Hahnemann University Project, Series 89,
       MBIA Insured, 7.20%, 7/1/19                                             Aaa/AAA             $1,500,000         $  1,632,540
       Thomas Jefferson University, Series A, 6.625%, 8/15/09                  Aa/A+                1,000,000            1,085,110
       ----------------------------------------------------------------------------------------------------------------------------
       PA HFA RB, SFM:
       Series 31C, Inverse Floater, 10.116%, 10/3/23(1)                        Aa/AA+               1,000,000            1,093,750
       Series 40, 6.80%, 10/1/15                                               Aa/AA+               2,000,000            2,096,980
       Series 44C, 6.65%, 10/1/21                                              Aa/AA+               1,000,000            1,034,980
       Series 54A, 6.15%, 10/1/22                                              Aa/AA+               1,000,000            1,003,200
       ---------------------------------------------------------------------------------------------------------------------------
       PA IDAU ED RB, Prerefunded, Series A, 7%, 1/1/11                        NR/A-/AAA            1,300,000            1,446,562
       ---------------------------------------------------------------------------------------------------------------------------
       PA State University RRB, Series B, 5.50%, 8/15/16                        A1/AA-              2,500,000            2,445,775
       ---------------------------------------------------------------------------------------------------------------------------
       PA Turnpike Commission RB, Prerefunded:
       Series E, MBIA Insured, 7.50%, 12/1/19                                  Aaa/AAA              2,500,000            2,765,650
       Series K, MBIA Insured, 7.50%, 12/1/09                                  Aaa/AAA              1,000,000            1,106,260
       ---------------------------------------------------------------------------------------------------------------------------
       Philadelphia, PA Gas Works RB, 15th Series,
       MBIA Insured, 5.25%, 8/1/15                                             Aaa/AAA/A-           1,000,000              958,330
       ---------------------------------------------------------------------------------------------------------------------------
       Philadelphia, PA Hospitals & HEFAU RB:
       Albert Einstein Medical Center, 7.625%, 4/1/11                          A3/BBB+              3,500,000            3,698,170
       Temple University Hospital, Series A, 6.625%, 11/15/23                  Baa1/A-              3,800,000            3,916,774
       ---------------------------------------------------------------------------------------------------------------------------
       Philadelphia, PA Hospitals & HEFAU RRB,
       Jeanes Health System Project, 6.60%, 7/1/10                             NR/BBB               1,000,000            1,026,650
       ---------------------------------------------------------------------------------------------------------------------------
       Philadelphia, PA Regional Port Authority Lease RB,
       MBIA Insured, Inverse Floater, 8.352%, 9/1/20(1)                        Aaa/AAA              2,100,000            2,223,375
       ---------------------------------------------------------------------------------------------------------------------------
       Philadelphia, PA Water & Sewer RRB,
       Escrowed to Maturity, Tenth Series, 7.35%, 9/1/04                       Aaa/AAA                244,000              278,204
       ---------------------------------------------------------------------------------------------------------------------------
       Philadelphia, PA Water & Wastewater RB,
       FGIC Insured, 10%, 6/15/05                                              Aaa/AAA/AAA          1,900,000            2,564,202
       ---------------------------------------------------------------------------------------------------------------------------
       Pittsburgh, PA Water & Sewer Authority RRB,
       Escrowed to Maturity, FGIC Insured, 7.25%, 9/1/14                       Aaa/AAA/AAA          1,200,000            1,424,856
       ---------------------------------------------------------------------------------------------------------------------------
       Reading, PA Parking Authority CAP RB,
       MBIA Insured, Zero Coupon, 5.70%, 11/15/15(3)                           Aaa/AAA              2,345,000              811,253
       ---------------------------------------------------------------------------------------------------------------------------
       Schuylkill Cnty., PA IDAU RR RRB,
       Schuylkill Energy Resources, Inc., 6.50%, 1/1/10                        NR/NR                3,995,000            3,838,795
       ---------------------------------------------------------------------------------------------------------------------------
       St. Mary HA Langhorne, PA Hospital RRB,
       Franciscan Health Project, Series B, BIG Insured,
       7%, 7/1/14                                                              Aaa/AAA                500,000              535,550
       ---------------------------------------------------------------------------------------------------------------------------
       Washington Cnty., PA Municipal Facility
       Lease Authority RB, Prerefunded, AMBAC Insured,
       7.45%, 12/15/12                                                         Aaa/AAA/AAA          2,000,000            2,240,560
                                                                                                                      ------------
                                                                                                                        76,216,931

----------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--9.3%
       PR Commonwealth GOB:
       6.50%, 7/1/15                                                           Baa1/A               1,200,000            1,326,708
       MBIA Insured, Inverse Floater, 7.612%, 7/1/08(1)                        Aaa/AAA              1,000,000            1,073,750
       ---------------------------------------------------------------------------------------------------------------------------
       PR Commonwealth HTAU RB, Series Y, 5%, 7/1/36                           Baa1/A               3,100,000            2,732,278
       ---------------------------------------------------------------------------------------------------------------------------
       PR EPAU CAP RRB, Series N, Zero Coupon,
       5.93%, 7/1/17(3)                                                        Baa1/BBB+            3,300,000            1,014,816
       ---------------------------------------------------------------------------------------------------------------------------
       PR Industrial Tourist Educational Medical &
       Environmental Control Facilities RB,
       Polytechnic University Project, Series A, 6.50%, 8/1/24                 NR/BBB-              1,000,000            1,044,270


7      Oppenheimer Pennsylvania Municipal Fund

                                                                              RATINGS: MOODY'S/    FACE              MARKET VALUE
                                                                              S&P'S/FITCH'S        AMOUNT            SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS
(CONTINUED)
       PR Port Authority RB, American Airlines
       Special Facilities Project, Series A, 6.25%, 6/1/26                    Baa3/BBB+            $  675,000        $   693,191
                                                                                                                     -----------
                                                                                                                       7,885,013
                                                                                                                     -----------
       Total Municipal Bonds and Notes (Cost $82,486,256)                                                             84,101,944

================================================================================================================================
SHORT-TERM TAX-EXEMPT OBLIGATIONS--1.4%
--------------------------------------------------------------------------------------------------------------------------------
       Delaware Cnty., PA IDAU PC RB, BP Oil, Inc.,
       3.50%, 2/3/97 (Cost $1,200,000)(4)                                                           1,200,000          1,200,000

--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $83,686,256)                                                          100.7%        85,301,944
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                    (0.7)          (574,951)
                                                                                                   ----------        -----------
NET ASSETS                                                                                              100.0%       $84,726,993
                                                                                                   ==========        ===========

        1. Represents the current interest rate for a variable rate bond. These bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $7,655,919 or 9.04% of the Fund's net assets at January 31, 1997.

        2. Securities with an aggregate market value of $31,000 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

        3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

        4. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on January 31, 1997. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

        As of January 31, 1997, securities subject to the alternative minimum tax amounted to $15,382,057 or 18.15% of the Fund's net assets.

        Distribution of investments by industry, as a percentage of total investments at value, is as follows:

       INDUSTRY                                                                              MARKET VALUE            PERCENT
       ---------------------------------------------------------------------------------------------------------------------
       Hospital/Healthcare                                                                    $19,567,746               23.0%
       ---------------------------------------------------------------------------------------------------------------------
       Higher Education                                                                        10,594,860               12.5
       ---------------------------------------------------------------------------------------------------------------------
       Highways                                                                                 9,311,243               10.9
       ---------------------------------------------------------------------------------------------------------------------
       Resource Recovery                                                                        9,285,171               10.9
       ---------------------------------------------------------------------------------------------------------------------
       Water Utilities                                                                          5,861,552                6.9
       ---------------------------------------------------------------------------------------------------------------------
       General Obligation                                                                       5,609,916                6.6
       ---------------------------------------------------------------------------------------------------------------------
       Corporate Backed                                                                         5,570,493                6.5
       ---------------------------------------------------------------------------------------------------------------------
       Single Family Housing                                                                    5,228,910                6.1
       ---------------------------------------------------------------------------------------------------------------------
       Lease Rental                                                                             4,370,132                5.1
       ---------------------------------------------------------------------------------------------------------------------
       Pollution Control                                                                        3,281,480                3.8
       ---------------------------------------------------------------------------------------------------------------------
       Marine/Aviation Facilities                                                               2,223,375                2.6
       ---------------------------------------------------------------------------------------------------------------------
       Student Loans                                                                            1,287,500                1.5
       ---------------------------------------------------------------------------------------------------------------------
       Education                                                                                1,136,420                1.3
       ---------------------------------------------------------------------------------------------------------------------
       Electric Utilities                                                                       1,014,816                1.2
       ---------------------------------------------------------------------------------------------------------------------
       Gas Utilities                                                                              958,330                1.1
                                                                                              -----------             ------
                                                                                              $85,301,944              100.0%
                                                                                              ===========             ======


        To simplify the listings of the Oppenheimer Pennsylvania Municipal Fund holdings in the Statement of Investments, we have abbreviated the descriptions of many of the securities per the table below:

       CAP    --Capital Appreciation                             HEFAU --Higher Educational Facilities Authority
       ED     --Economic Development                             HFA   --Housing Finance Agency
       EDFAU  --Economic Development Finance Authority           HTAU  --Highway & Transportation Authority
       EPAU   --Electric Power Authority                         IDAU  --Industrial Development Authority
       GOB    --General Obligation Bonds                         PC    --Pollution Control
       GORB   --General Obligation Refunding Bonds               RB    --Revenue Bonds
       HA     --Hospital Authority                               RR    --Resource Recovery
       HDAU   --Hospital Development Authority                   RRB   --Revenue Refunding Bonds
       HEAA   --Higher Education Assistance Agency               SFM   --Single Family Mortgage
       HEAU   --Higher Education Authority

       See accompanying Notes to Financial Statements.

8      Oppenheimer Pennsylvania Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES January 31, 1997 (Unaudited)


================================================================================================================================
ASSETS
        Investments, at value (cost $83,686,256)--see accompanying statement                                         $85,301,944
        ------------------------------------------------------------------------------------------------------------------------
        Cash                                                                                                             706,516
        ------------------------------------------------------------------------------------------------------------------------
        Receivables:
        Interest                                                                                                       1,291,672
        Shares of beneficial interest sold                                                                                91,191
        Daily variation on futures contracts--Note 5                                                                       8,750
        ------------------------------------------------------------------------------------------------------------------------
        Other                                                                                                              5,204
                                                                                                                     -----------
        Total assets                                                                                                  87,405,277

================================================================================================================================
LIABILITIES
        Payables and other liabilities:
        Shares of beneficial interest redeemed                                                                         1,226,264
        Investments purchased                                                                                          1,008,200
        Dividends                                                                                                        281,159
        Trustees' fees                                                                                                    47,954
        Shareholder reports                                                                                               36,175
        Distribution and service plan fees                                                                                10,743
        Transfer and shareholder servicing agent fees                                                                      1,088
        Other                                                                                                             66,701
                                                                                                                     -----------
        Total liabilities                                                                                              2,678,284

================================================================================================================================
NET ASSETS                                                                                                           $84,726,993
                                                                                                                     ===========

================================================================================================================================
COMPOSITION OF
NET ASSETS
        Paid-in capital                                                                                              $84,397,247
        ------------------------------------------------------------------------------------------------------------------------
        Overdistributed net investment income                                                                           (101,420)
        ------------------------------------------------------------------------------------------------------------------------
        Accumulated net realized loss on investment transactions                                                      (1,172,647)
        ------------------------------------------------------------------------------------------------------------------------
        Net unrealized appreciation on investments--Notes 3 and 5                                                      1,603,813
                                                                                                                     -----------
        Net assets                                                                                                   $84,726,993
                                                                                                                     ===========

================================================================================================================================
NET ASSET VALUE
PER SHARE
       Class A Shares:
       Net asset value and redemption price per share (based on net assets of $65,925,933
       and 5,429,660 shares of beneficial interest outstanding)                                                           $12.14
       Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)                    $12.75

       -------------------------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $17,170,936 and 1,414,432 shares of beneficial interest outstanding)                                            $12.14

       -------------------------------------------------------------------------------------------------------------------------
       Class C Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $1,630,124 and 134,337 shares of beneficial interest outstanding)                                               $12.13

       See accompanying Notes to Financial Statements.

9      Oppenheimer Pennsylvania Municipal Fund

STATEMENT OF OPERATIONS For the Six Months Ended January 31, 1997 (Unaudited)

============================================================================================================================
INVESTMENT INCOME
       Interest                                                                                                   $2,796,343

============================================================================================================================
EXPENSES
       Management fees--Note 4                                                                                       250,591
       ---------------------------------------------------------------------------------------------------------------------
       Distribution and service plan fees--Note 4:
       Class A                                                                                                        47,804
       Class B                                                                                                        83,452
       Class C                                                                                                         4,664
       ---------------------------------------------------------------------------------------------------------------------
       Transfer and shareholder servicing agent fees--Note 4                                                          39,338
       ---------------------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                                            22,446
       ---------------------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                                         8,553
       ---------------------------------------------------------------------------------------------------------------------
       Trustees' fees and expenses--Note 1                                                                             5,632
       ---------------------------------------------------------------------------------------------------------------------
       Custodian fees and expenses                                                                                     4,557
       ---------------------------------------------------------------------------------------------------------------------
       Insurance expenses                                                                                              2,455
       ---------------------------------------------------------------------------------------------------------------------
       Registration and filing fees:
       Class B                                                                                                           357
       Class C                                                                                                           324
       ---------------------------------------------------------------------------------------------------------------------
       Other                                                                                                             813
                                                                                                                  ----------
       Total expenses                                                                                                470,986
       Less expenses paid indirectly--Note 4                                                                          (4,310)
       Less assumption of expenses by OppenheimerFunds, Inc.--Note 4                                                 (11,197)
                                                                                                                  ----------
       Net expenses                                                                                                  455,479

============================================================================================================================
NET INVESTMENT INCOME                                                                                              2,340,864

============================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)
       Net realized loss on investments                                                                              (11,563)
       ---------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation on investments                                          840,295
                                                                                                                  ----------
       Net realized and unrealized gain                                                                              828,732

============================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $3,169,596
                                                                                                                  ==========

       See accompanying Notes to Financial Statements.

10     Oppenheimer Pennsylvania Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS


                                                                              SIX MONTHS
                                                                              ENDED              PERIOD ENDED        YEAR ENDED
                                                                              JANUARY 31, 1997   JULY 31,            DECEMBER 31,
                                                                              (UNAUDITED)        1996(1)             1995
================================================================================================================================
OPERATIONS
       Net investment income                                                  $ 2,340,864        $ 2,600,096         $ 4,284,425
       -------------------------------------------------------------------------------------------------------------------------
       Net realized loss                                                          (11,563)           (39,279)           (149,202)
       -------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                      840,295         (2,305,381)          7,766,744
                                                                              -----------        -----------         -----------
       Net increase in net assets resulting from operations                     3,169,596            255,436          11,901,967

================================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                 (1,853,611)        (2,144,352)         (3,637,885)
       Class B                                                                   (404,574)          (430,663)           (583,457)
       Class C                                                                    (22,124)            (8,248)               (803)
       -------------------------------------------------------------------------------------------------------------------------
       Dividends in excess of net investment income:
       Class A                                                                         --                 --             (92,297)
       Class B                                                                         --                 --             (20,449)

================================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase (decrease) in net assets resulting from
       beneficial interest transactions--Note 2:
       Class A                                                                    824,899           (191,910)           (796,475)
       Class B                                                                    988,413          1,960,511           3,839,201
       Class C                                                                  1,146,516            224,120             262,069

================================================================================================================================
NET ASSETS
       Total increase (decrease)                                                3,849,115           (335,106)         10,871,871
       -------------------------------------------------------------------------------------------------------------------------
       Beginning of period                                                     80,877,878         81,212,984          70,341,113
                                                                              -----------        -----------         -----------
       End of period (including overdistributed net investment
       income of $101,420, $147,080 and $161,975, respectively)               $84,726,993        $80,877,878         $81,212,984
                                                                              ===========        ===========         ===========

       1. The Fund changed its fiscal year end from December 31 to July 31. See accompanying Notes to Financial Statements.

11     Oppenheimer Pennsylvania Municipal Fund

FINANCIAL HIGHLIGHTS

                                                                CLASS A
                                                                -------------------------------------------------------------
                                                                SIX MONTHS         PERIOD
                                                                ENDED              ENDED
                                                                JAN. 31, 1997      JULY 31,           YEAR ENDED DECEMBER 31,
                                                                (UNAUDITED)        1996(2)            1995            1994
=============================================================================================================================
        PER SHARE OPERATING DATA:
        Net asset value, beginning of period                    $ 12.01            $ 12.36            $ 11.19         $ 12.85
        ---------------------------------------------------------------------------------------------------------------------
        Income (loss) from investment operations:
        Net investment income                                       .35                .40                .68             .67
        Net realized and unrealized gain (loss)                     .12               (.35)              1.18           (1.64)
                                                                -------            -------            -------         -------
        Total income (loss) from investment operations              .47                .05               1.86            (.97)

        ---------------------------------------------------------------------------------------------------------------------
        Dividends and distributions to shareholders:
        Dividends from net investment income                       (.34)              (.40)              (.67)           (.69)
        Dividends in excess of net investment income                 --                 --               (.02)             --
        Distributions from net realized gain                         --                 --                 --              --
                                                                -------            -------            -------         -------
        Total dividends and distributions to shareholders          (.34)              (.40)              (.69)           (.69)
        ---------------------------------------------------------------------------------------------------------------------
        Net asset value, end of period                          $ 12.14            $ 12.01            $ 12.36         $ 11.19
                                                                =======            =======            =======         =======

        =====================================================================================================================
        TOTAL RETURN, AT NET ASSET VALUE(4)                        4.01%              0.44%             16.94%          (7.68)%

        =====================================================================================================================
        RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period (in thousands)                $65,926            $64,391            $66,483         $60,857
        ---------------------------------------------------------------------------------------------------------------------
        Average net assets (in thousands)                       $65,576            $64,997            $64,901         $62,786
        ---------------------------------------------------------------------------------------------------------------------
        Ratios to average net assets:
        Net investment income                                      5.75%(5)           5.71%(5)           5.68%           5.65%
        Expenses, before voluntary assumption by
        the Manager or Distributor(6)                              0.94%(5)           1.03%(5)           1.02%           0.98%
        Expenses, net of voluntary assumption by
        the Manager or Distributor                                 0.93%(5)            N/A                N/A             N/A
        ---------------------------------------------------------------------------------------------------------------------
        Portfolio turnover rate(7)                                  5.1%               5.8%              31.1%           37.0%

        1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

        2. The Fund changed its fiscal year end from December 31 to July 31.

        3. For the period from May 1, 1993 (inception of offering) to December 31, 1993.

        4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


12      Oppenheimer Pennsylvania Municipal Fund

CLASS A                         CLASS B                                                                          CLASS C
--------------------------      -------------------------------------------------------------------------        --------------
                                SIX MONTHS         PERIOD                                                        SIX MONTHS
                                ENDED              ENDED                                                         ENDED
                                JAN. 31, 1997      JULY 31,        YEAR ENDED DECEMBER 31,                       JAN. 31, 1997
1993            1992            (UNAUDITED)        1996(2)         1995            1994           1993(3)        (UNAUDITED)
==============================================================================================================================

$ 12.05         $ 11.93         $ 12.01            $ 12.36         $ 11.19         $ 12.84        $ 12.44        $ 12.00
------------------------------------------------------------------------------------------------------------------------------

    .69             .76             .31                .35             .59             .59            .36            .30
    .85             .17             .12               (.35)           1.17           (1.65)           .45            .12
-------         -------         -------            -------         -------         -------        -------        -------
   1.54             .93             .43                 --            1.76           (1.06)           .81            .42
------------------------------------------------------------------------------------------------------------------------------

   (.70)           (.73)           (.30)              (.35)           (.57)           (.59)          (.37)          (.29)
     --              --              --                 --            (.02)             --             --             --
   (.04)           (.08)             --                 --              --              --           (.04)            --
-------         -------         -------            -------         -------         -------        -------        -------------

   (.74)           (.81)           (.30)              (.35)           (.59)           (.59)          (.41)          (.29)

------------------------------------------------------------------------------------------------------------------------------
$ 12.85         $ 12.05         $ 12.14            $ 12.01         $ 12.36         $ 11.19        $ 12.84        $ 12.13
=======         =======         =======            =======         =======         =======        =======        =======

==============================================================================================================================
  13.12%           8.04%           3.61%             (0.01)%         16.06%          (8.32)%         6.67%          3.59%


==============================================================================================================================

$64,640         $33,290         $17,171            $16,005         $14,466         $ 9,484        $ 5,576        $ 1,630
------------------------------------------------------------------------------------------------------------------------------
$50,974         $21,936         $16,554            $15,085         $12,183         $ 7,329        $ 2,770        $   925
------------------------------------------------------------------------------------------------------------------------------

   5.52%           6.36%           4.99%(5)           4.94%(5)        4.89%           4.88%          4.26%(5)       4.91%(5)

   1.06%           1.39%           1.78%(5)           1.89%(5)        1.89%           1.85%          1.88%(5)       1.83%(5)

   0.99%           1.06%           1.68%(5)           1.79%(5)        1.78%           1.75%          1.78%(5)       1.73%(5)
------------------------------------------------------------------------------------------------------------------------------
   14.6%           29.9%            5.1%               5.8%           31.1%           37.0%          14.6%           5.1%

CLASS C
--------------------------
PERIOD ENDED
JULY 31,          DEC. 31,
1996(2)            1995(1)
==========================

   $ 12.36         $ 11.91
--------------------------

       .34             .21
      (.36)            .45
   -------         -------
      (.02)            .66
--------------------------

      (.34)           (.21)
        --              --
        --              --
   -------         -------

      (.34)           (.21)
--------------------------

   $ 12.00         $ 12.36
   =======         =======

==========================
     (0.15)%          5.55%


==========================

   $   482         $   264
--------------------------
   $   296         $    51
--------------------------

      4.83%(5)        4.40%(5)

      1.97%(5)        2.07%(5)

      1.87%(5)        1.96%(5)
--------------------------
       5.8%           31.1%


        5. Annualized.

        6. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

        7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 1997 were $7,772,997 and $4,152,078, respectively.

        See accompanying Notes to Financial Statements.


13  Oppenheimer Pennsylvania Municipal Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

================================================================================

1. SIGNIFICANT
   ACCOUNTING POLICIES
        Oppenheimer Pennsylvania Municipal Fund (the Fund), formerly named Oppenheimer Pennsylvania Tax-Exempt Fund, is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek the maximum current income exempt from federal and Pennsylvania personal income taxes for individual investors as is available from municipal securities and consistent with preservation of capital. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

        ------------------------------------------------------------------------
        INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

        ------------------------------------------------------------------------
        ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

        ------------------------------------------------------------------------
        FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

        ------------------------------------------------------------------------
        TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 1997, a reduction of $479 was made for the Fund's projected benefit obligations, and payments of $1,509 were made to retired trustees, resulting in an accumulated liability of $43,416 at January 31, 1997.

        ------------------------------------------------------------------------
        DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

        ------------------------------------------------------------------------
        CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
        (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain
        (loss) was recorded by the Fund.

14     Oppenheimer Pennsylvania Municipal Fund

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)
        OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in Pennsylvania and, therefore, may have more credit risks related to the economic conditions of Pennsylvania than a portfolio with a broader geographical diversification.

                     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST

        The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                          SIX MONTHS ENDED JANUARY 31, 1997     PERIOD ENDED JULY 31, 1996(2)       YEAR ENDED DECEMBER 31, 1995(1)
                          ---------------------------------     -------------------------------     -------------------------------
                          SHARES                 AMOUNT         SHARES               AMOUNT          SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                       495,703               $6,008,320      444,071             $5,368,304         825,097         $ 9,802,254
Dividends reinvested        96,114                1,164,638      113,937              1,371,426         199,971           2,384,211
Redeemed                  (524,278)              (6,348,060)    (572,992)            (6,931,640)     (1,088,358)        (12,982,940)
                          --------               ----------     --------             ----------      ----------         -----------
Net increase (decrease)     67,539               $  824,898      (14,984)            $ (191,910)        (63,290)        $  (796,475)
                          ========               ==========     ========             ==========      ==========         ===========

-----------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                       145,880               $1,768,909      224,245             $2,699,403         359,124         $ 4,282,282
Dividends reinvested        18,966                  229,814       21,125                254,088          30,661             366,174
Redeemed                   (83,329)              (1,010,310)     (82,510)              (992,980)        (67,574)           (809,255)
                          --------               ----------     --------             ----------      ----------         -----------
Net increase                81,517               $  988,413      162,860             $1,960,511         322,211         $ 3,839,201
                          ========               ==========     ========             ==========      ==========         ===========

-----------------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                        97,738               $1,189,454       29,594             $  355,700          21,431         $   263,229
Dividends reinvested         1,255                   15,205          608                  7,281              31                 377
Redeemed                    (4,792)                 (58,142)     (11,403)              (138,861)           (125)             (1,537)
                          --------               ----------     --------             ----------      ----------         -----------
Net increase                94,201               $1,146,517       18,799             $  224,120          21,337         $   262,069
                          ========               ==========     ========             ==========      ==========         ===========

        1. For the year ended December 31, 1995 for Class A and Class B shares and for the period from August 29, 1995 (inception of offering) to December 31, 1995 for Class C shares.

        2. The Fund changed its fiscal year end from December 31 to July 31.


================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

        At January 31, 1997, net unrealized appreciation on investments of $1,615,688 was composed of gross appreciation of $2,430,837, and gross depreciation of $815,149.

15     Oppenheimer Pennsylvania Municipal Fund

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

        Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% on the first $200 million of average annual net assets, 0.55% on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on net assets in excess of $1 billion. Effective January 1, 1997, the Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund pays a fee not to exceed 0.57% of average annual net assets. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the most stringent applicable regulatory limit on Fund expenses.

                     For the six months ended January 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $119,311, of which $20,932 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $67,560 and $10,705, of which $1,220 was paid to an affiliated broker/dealer for Class B. During the six months ended January 31, 1997, OFDI received contingent deferred sales charges of $20,911 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                     Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

                     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.15% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended January 31, 1997, OFDI paid $3,483 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                     The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended January 31, 1997, OFDI retained $65,131 and $3,139, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. At January 31, 1997, OFDI had incurred unreimbursed expenses of $514,185 for Class B and $22,196 for Class C.

16     Oppenheimer Pennsylvania Municipal Fund

================================================================================
5. FUTURES CONTRACTS

        The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expired.

                     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

                     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

        At January 31, 1997, the Fund had outstanding futures contracts to sell debt securities as follows:

                                                      NUMBER OF             VALUATION AS OF       UNREALIZED
                                  EXPIRATION DATE     FUTURES CONTRACTS     JANUARY 31, 1997      DEPRECIATION
       -------------------------------------------------------------------------------------------------------
       Municipal Bond Futures     3/97                10                    $1,152,500                 $11,875

17     Oppenheimer Pennsylvania Municipal Fund

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

A Series of Oppenheimer Multi-State Municipal Trust


================================================================================
OFFICERS AND TRUSTEES

       Leon Levy, Chairman of the Board of Trustees
       Donald W. Spiro, Vice Chairman of the Board of Trustees
       Bridget A. Macaskill, Trustee and President
       Robert G. Galli, Trustee
       Benjamin Lipstein, Trustee
       Elizabeth B. Moynihan, Trustee
       Kenneth A. Randall, Trustee
       Edward V. Regan, Trustee
       Russell S. Reynolds, Jr., Trustee
       Pauline Trigere, Trustee
       Clayton K. Yeutter, Trustee
       Robert E. Patterson, Vice President
       George C. Bowen, Treasurer
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Andrew J. Donohue, Secretary
       Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER
        OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR
        OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT
       OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES
       Citibank, N.A.

================================================================================
INDEPENDENT AUDITORS
        KPMG Peat Marwick LLP

================================================================================
LEGAL COUNSEL
        Gordon Altman Butowsky Weitzen Shalov & Wein

        The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer Pennsylvania Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Pennsylvania Municipal Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

18     Oppenheimer Pennsylvania Municipal Fund

OPPENHEIMERFUNDS FAMILY

================================================================================

        OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

                     When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.

                     At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.1 For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

====================================================================================
STOCK FUNDS
        Developing Markets Fund                 Quest Capital Value Fund
        Global Emerging Growth Fund             Growth Fund
        Enterprise Fund(2)                      Global Fund
        International Growth Fund               Quest Global Value Fund
        Discovery Fund                          Disciplined Value Fund
        Quest Small Cap Value Fund              Oppenheimer Fund
        Gold & Special Minerals Fund            Value Stock Fund
        Capital Appreciation Fund(3)            Quest Value Fund

====================================================================================
STOCK & BOND FUNDS
        Main Street Income & Growth Fund        Equity Income Fund
        Quest Opportunity Value Fund            Disciplined Allocation Fund
        Total Return Fund                       Multiple Strategies Fund(4)
        Quest Growth & Income Value Fund        Strategic Income & Growth Fund
        Global Growth & Income Fund             Bond Fund for Growth

====================================================================================
BOND FUNDS
        International Bond Fund                 Bond Fund
        High Yield Fund                         U.S. Government Trust
        Champion Income Fund                    Limited-Term Government Fund
        Strategic Income Fund

====================================================================================
MUNICIPAL FUNDS
        California Municipal Fund(5)            Insured Municipal Fund
        Florida Municipal Fund(5)               Intermediate Municipal Fund
        New Jersey Municipal Fund(5)
        New York Municipal Fund(5)              Rochester Division
        Pennsylvania Municipal Fund(5)          Rochester Fund Municipals
        Municipal Bond Fund                     Limited Term New York Municipal Fund

====================================================================================
MONEY MARKET FUNDS(6)
        Money Market Fund                       Cash Reserves

====================================================================================
LIFESPAN
        Growth Fund                             Income Fund
        Balanced Fund

        1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

        2. Effective 4/1/96, the Fund is closed to new investors.

        3. On 12/18/96, the Fund's name was changed from "Target Fund."

        4. On 3/6/97, the Fund's name was changed from "Asset Allocation Fund."

        5. Available only to investors in certain states.

        6. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

        Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

        (C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

19      Oppenheimer Pennsylvania Municipal Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions
1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104

RS0740.001.0197       March 31, 1997

[PHOTO]

CUSTOMER SERVICE REPRESENTATIVE
OPPENHEIMERFUNDS SERVICES

"HOW MAY I HELP YOU?"


As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.


[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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Bulk Rate
U.S. Postage
PAID
Permit No. 469
Denver, CO
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